Exhibit 99.2 Larimar Therapeutics Corporate & Clinical Update September 14, 2022 1

Forward-Looking Statements This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. ( “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of the Company’s business, including the Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, the Company’s planned research and development efforts, and other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the Company’s ability to successfully engage with the FDA and satisfactorily respond to requests from the FDA for further information and data regarding the CTI-1601 clinical trial including the FDA review of data from cohort one from the Phase 2 dose escalation trial and FDA ‘s agreement to escalate the dosing in cohort two , the timing and outcomes of the Company’s interactions with the FDA concerning the partial clinical hold, the success, cost and timing of the Company’s product development activities, nonclinical studies and clinical trials, including CTI-1601 clinical milestones; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of CTI-1601 may not be predictive of the results or success of later clinical trials, and assessments; the ongoing impact of the COVID-19 pandemic on the Company’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and the potential impact of the Russian invasion of Ukraine on the Company’s ability to raise additional capital and general economic conditions; the Company’s ability and the ability of third-party manufacturers the Company engages, to optimize and scale CTI-1601’s manufacturing process; the Company’s ability to obtain regulatory approvals for CTI-1601 and future product candidates; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; the Company’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by the Company with the Securities and Exchange Commission (SEC), including but not limited to the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements, except as required by law. 2

Investment Highlights: CTI-1601 Cleared for Return to Clinic Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues with daily dosing & that CTI-1601 was generally well tolerated when dosed for up to 13 days FDA clearance to initiate a placebo-controlled, Phase 2, 4-week dose exploration study in FA patients FDA lifted full clinical hold on CTI-1601 and imposed a partial hold, thereby clearing advancement to Phase 2 Cohort 1 to evaluate 25 mg dose; dose escalation contingent on FDA review of cohort 1 data Study is expected to initiate in Q4 2022, with top-line data from both cohorts in 2H 2023 Strong financial foundation with projected cash runway into 2H 2024 1 Today announced pricing of an underwritten offering expected to provide $70M in gross proceeds High-quality institutional investor base includes founding investor Deerfield Management 1. Represents gross proceeds before deducting the underwriting discounts and commissions and other offering expenses. Additional 3 details available in a press release issued by Larimar on September 14, 2022

Friedreich's Ataxia (FA)

Rare and Progressive Disease

Caused by genetic defect resulting in low levels of frataxin

- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered[1]
- Affects ~20,000 patients globally, with ~5,000 patients in the U.S. and majority of the remaining patients in the EU

Approximately 70% of patients present before age 14

- Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking. By the time symptoms occur, heart damage may have already occurred. Progressive disease: symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as "scanning of speech")

Life expectancy of 30-50 years

- Early death usually caused by heart disease

No approved therapies available

- Current treatment options are limited to symptom management

LRMR continues to have a strong relationship with Friedreich's Ataxia Research Alliance

- Dedicated FA patient advocacy group focused on treatments for FA



1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

Larimar Therapeutics
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CTI-1601 is Designed to Deliver Additional Frataxin (FXN) CTI-1601 maintains the cleavage site between the MTS and mature human FXN STRUCTURE OF CTI-1601 STRUCTURE OF ENDOGENOUS FXN Mitochondrial Targeting Mature Mitochondrial Targeting Mature Sequence (MTS) Human FXN Sequence (MTS) Human FXN Cleavage by mitochondrial processing Cell Cleavage by mitochondrial processing peptidase (MPP) at this site produces Penetrating peptidase (MPP) at this site produces mature human FXN in mitochondria Peptide (CPP) mature human FXN in mitochondria The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria 5

Upcoming Phase 2, Four-week Dose Exploration Study Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen Treatment Schedule 28-day Treatment Period 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 = Administration of CTI-1601 or placebo = No Administration Study Details Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age. Population CTI-1601 treatment naïve or participated (if eligible) in a previous Larimar study. Cohort 1: 25 mg Dose Cohort 2: Dose escalation to 50 mg contingent on a review of Cohort 1 data by FDA and IDMC Key Frataxin levels in peripheral tissue, PK, PD, safety and tolerability. PD endpoints include lipid profiles and gene expression data. Endpoints Number of ~24-30 patients total across Cohorts 1 and 2 randomized 2:1 to receive CTI-1601 or placebo. Patients Study initiation expected in Q4 2022. Timing Top-line data from both cohorts expected in 2H 2023. 6 IDMC: Independent data monitoring committee

Completed Multiple Ascending Dose Study Treatment Schedules for Each Cohort Cohort 1 (25 mg; n = 8) Cohort 2 (50 mg; n = 9) Cohort 3 (100 mg n = 10) 13-day Treatment Period 13-day Treatment Period 13-day Treatment Period 1 2 3 4 5 6 7 8 9 10 11 12 13 14 1 2 3 4 5 6 7 8 9 10 11 12 13 14 1 2 3 4 5 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = Administration of CTI-1601 or placebo = Administration of CTI-1601 or placebo = No Administration = No Administration = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Cohort 2 Sampling Days Cohort 3 Sampling Days Buccal Buccal Buccal Baseline, Day 4, Day 13 Baseline, Day 7, Day 13 Baseline, Day 7, Day 13 Cells Cells Cells Skin Skin Baseline, Day 13 Baseline, Day 13 Skin Baseline, Day 13 Platelets Platelets Baseline, Day 7, Day 13 Platelets Baseline, Day 4, Day 13 Baseline, Day 7, Day 13 7

Dose Dependent Increases in FXN Levels Observed in Buccal Cells FXN* Levels By Dose Group FXN* Change from Baseline By Dose Group (Buccal Cells) (Buccal Cells) Baseline Day 4/7 Day 13 Day 4/7 Day 13 th th *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25 and 75 percentiles; FXN levels from baseline, Day 4, & 8 Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol FXN Concentration / Total Protein (pg/μg) Additional FXN / Total Protein (Change from Baseline) (pg/μg)

Data Compare Favorably to FXN Levels Expected in Heterozygous Carriers

Achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls

Benchmarking Clinical Relevance

- FXN levels in buccal cells and blood have been shown to correlate with neurological function in FA patients[1]
- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered[2]
- Heterozygous carriers who show no signs of disease have FXN levels of ~50% of unaffected healthy persons[2]

Comparison to Healthy Controls

- FXN levels were measured in buccal cells from 8 healthy controls using the same assay and sampling technique employed in the Phase 1 MAD trial
- With daily administration, patients in Cohorts 2 & 3 of the Phase 1 MAD trial achieved median buccal cell FXN levels that were >60% of the median FXN levels observed in healthy controls

FXN* Levels By Dose Group (Buccal Cells)


Dose
Placebo
25 mg
50 mg
100 mg
60% of median healthy control FXN levels (n=8)#
FXN Concentration / Total Protein (pg/µg)
6
4
2
0
Baseline
Day 4/7
Day 13

*FXN levels measured via detection of peptide derived from mature FXN; #Data on file; Data represent median and 25th and 75th percentiles ; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol. 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; 2. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245.

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Clinical & Non-clinical Safety Data Support Initiation of the 4-Week, Phase 2 Dose Exploration Study’s 25 mg Cohort FDA cleared Phase 2 study’s initiation following review of clinical and non-clinical data SUMMARY OF MULTIPLE-ASCENDING DOSE (MAD) TRIAL SAFETY DATA Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days. • No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events were observed. • Most common AEs were mild and moderate injection site reactions (ISR). At least one ISR was seen in 43% of patients receiving placebo, and all patients receiving CTI-1601 experienced ISRs. Most ISRs resolved within an hour after injection, and all ISRs resolved without intervention. There were no study discontinuations due to ISRs. • Except for ISRs, the number and severity of AEs did not increase with increasing exposure to CTI-1601. • Accumulation of CTI-1601 was not observed at the doses and dose regimens studied. SUMMARY OF NON-HUMAN PRIMATE (NHP) DATA • The clinical hold was put in place following deaths that occurred during the 26-week toxicology study in 3 out of a total of 34 NHPs. All 3 of these NHPs were in the two highest dose groups. All NHPs in the two lower dose groups survived to the end of the 26-week toxicology study. • Based on AUC, C , and C from the Phase 1 studies at the 25 mg and 50 mg levels, and the no observed adverse effect levels from the 4-, 13-, and max trough 26-week toxicology studies, the safety margins calculated for CTI-1601 are generally greater than 10. • Though the precise mechanism of toxicity in NHPs was not determined, we believe the toxicity was associated with accumulation and high levels of exposure as demonstrated by the safety margins. We believe the presence of persistent edema at the injection sites in some NHPs may explain the accumulation associated with adverse events, as well as higher plasma levels of CTI-1601. In the clinic, injection sites will be closely monitored and we intend to avoid the use of injection sites where persistent edema is present. 10 SC: Subcutaneous

Upcoming CTI-1601 Trials Future Planned Trials Include: Phase 2, four-week dose Jive OLE trial for eligible patients MAD trial in patients 2 to 17 Global double-blind exploration study intended who participated in SAD, MAD, years of age. Participants placebo-controlled pivotal trial. to identify dose and dose and/or four-week dose eligible to screen for Jive OLE regimen for long-term exploration studies. trial. Expected to begin in 2H studies. Expected to begin Expected to begin in 2H 2023. 2023. in Q4 2022. *Dose escalation in the Phase 2 trial and initiation of the Jive, pediatric MAD trials and global pivotal trial will be subject to the FDA lifting the partial clinical hold. 11 OLE: Open-label extension

Summary: CTI-1601 Advancing to Phase 2 Trial

CTI-1601

Designed to address the root cause of Friedreich's ataxia by delivering mature FXN to mitochondria.

Clinical POC Data

Daily dosing of 50 mg or 100 mg of CTI-1601 for at least 7 days resulted in buccal cell FXN levels that met or exceeded those expected in phenotypically normal heterozygous carriers.

Next Steps

Initiate in Q4 2022 a Phase 2 dose exploration study in Friedreich's ataxia patients. Cohort 1 to evaluate 25 mg dose; dose escalation contingent on FDA review of cohort 1 data. Top-line data from both cohorts expected in 2H 2023.

Larimar Therapeutics

POC: Proof-of-concept

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Larimar Therapeutics Corporate & Clinical Update THANK YOU 13

Larimar Therapeutics Appendix 14

Platform Technology is Supported by a Strong IP Portfolio

Pending CTI-1601 patent application, if issued, extends IP into 2040


2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
CTI-1601 Patents / Applications
TAT-MTS-FXN Composition of Matter (broad coverage of CTI-1601)
US 9,045,552 (Exclusive license from Wake Forest)
Expiration October 2024
Methods of treating FA using TAT-MTS-FXN and delivering TAT-MTS-FXN to mitochondria (broad coverage of CTI-1601)
US 8,735,341 (Exclusive license from Wake Forest)
Expiration December 2025 (including Patent Term Adjustment)
CTI-1601 Composition of Matter and Methods of Treatment (specific coverage of CTI-1601)
US/foreign applications pending (Exclusive license from Indiana University)
Est. Expiration July 2040
Platform Applications
Platform Technology*: Molecules for Protein Delivery
US/PCT applications pending
Est. Expiration March 2041
Will be filed in foreign jurisdictions accordingly
*Additional pending applications for platform disease targets

Additional CTI-1601 IP protection

- CTI-1601 pending applications cover key biomarkers, analytical tools and quantification methods
- CTI-1601 is eligible for **12 years of market exclusivity** upon approval in the US (independent of patents) and at least **10 years of market exclusivity** upon approval in EU (independent of patents)

Larimar Therapeutics

Granted Pending

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Phase 1 Top-line Data Demonstrated POC for CTI-1601 in FA

Safety	CTI-1601 appears to be generally well tolerated at doses up to 100 mg administered daily for 13 days
Pharmacodynamics	Daily dosing of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues
Pharmacokinetics	Pharmacokinetic analyses support evaluating a once-daily dosing regimen for CTI-1601
Conclusion	Daily subcutaneous (SC) administration of 50mg and 100mg doses of CTI-1601 resulted in FXN levels in buccal cells that are at, or in excess of, those we would expect to see in phenotypically normal heterozygous carriers (who have FXN levels of ~50% of unaffected persons)

POC: Proof-of-concept

Larimar Therapeutics

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CTI-1601: Phase 1 Clinical Program in Patients with FA Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials Phase 1 Development Plan • Two double-blind, placebo-controlled dosing trials in patients with FA • Patient dosing began December 2019 • Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Single Ascending Dose Treatment Duration: 1 day 1º Endpoint: Safety and tolerability (SAD) 2º Endpoints: PK; PD; FXN levels; multiple exploratory Eligible patients Status: Complete from SAD trial could enroll in MAD trial Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days Multiple Ascending Dose 1º Endpoint: Safety and tolerability (MAD) 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete 17

MAD Trial Patient Demographics 25 mg 50 mg 100 mg All All placebo Overall Parameter Statistic CTI-1601 CTI-1601 CTI-1601 CTI-1601 (n=7) (n=27) (n=6) (n=7) (n=7) (n=20) Sex 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Male n (%) 5 (71.4) 3 (50.0) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) 25.7 39.7 34.7 28.0 33.9 31.7 Mean SD 6.37 16.59 9.03 8.96 12.13 11.40 23 37 36 24 34 28 Median Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) White n (%) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) n (%) 1 (14.3) 0 0 0 0 1 (3.7) American Indian Ethnicity 2 (28.6) 0 0 0 0 2 (7.4) Hispanic/Latino n (%) n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) Not Hispanic/Latino 18 SD: Standard deviation

MAD Trial Patient Disease Characteristics 25 mg 50 mg 100 mg All All placebo Overall Parameter Statistic CTI-1601 CTI-1601 CTI-1601 CTI-1601 (n=7) (n=27) (n=6) (n=7) (n=7) (n=20) Age at Symptom Onset 14.1 24.0 19.3 11.9 18.1 17.1 Mean SD 5.34 14.48 6.21 6.72 10.37 9.39 15.0 18.0 19.0 10.0 18.0 16.0 Median 8,23 12,44 8,28 5,22 5,44 5,44 Min, Max Age at Diagnosis 18.3 31.5 26.4 15.9 24.3 22.7 Mean SD 7.87 19.88 4.28 8.21 13.24 12.23 20.0 25.5 28.0 13.0 27.0 21.0 Median 9,32 14,64 17,30 5,27 5,64 5,64 Min, Max Assistive Device 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Walker n (%) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) Other n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) None n (%) 19 SD: Standard deviation

Dose Dependent Increases in FXN Levels Observed in Skin Daily SC injections of 100 mg CTI-1601 resulted in an ~3 fold increase in FXN levels from baseline FXN* Levels By Dose Group FXN* Change from Baseline By Dose Group (Skin Biopsies) (Skin Biopsies) Baseline Day 13 Day 13 th th *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25 and 75 percentiles 20 FXN Concentration (pg/μg total protein) Additional FXN (Change from Baseline) (pg/μg total protein)

Dose Dependent Increases in FXN Levels Observed in Platelets with Daily Dosing Daily SC injections of 100mg CTI-1601 resulted in increases in FXN levels from baseline compared to placebo FXN* Levels By Dose Group FXN* Change from Baseline By Dose Group (Platelets) (Platelets) Baseline Day 4/7 Day 13 Day 4/7 Day 13 th th *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25 and 75 percentiles; FXN levels from baseline, Day 4, & 21 Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol FXN Concentration (pg/μg total protein) Additional FXN (Change from Baseline) (pg/μg total protein)

Summary of PK Analyses PK analyses CTI-1601 was quickly absorbed after subcutaneous administration support evaluating Dose-proportional increases in exposure observed with increasing doses of CTI-1601 a once-daily Mean half life of CTI-1601 in plasma was approximately 11 hours dosing regimen for CTI-1601 appears to be at or close to steady state exposure after 13 days of dosing CTI-1601 100 mg once daily 22

Leadership Team Carole Ben-Maimon, MD Michael Celano Nancy Ruiz, MD, FACP, FIDSA Jennifer Johansson, JD Mohamed Hamdani Chief Executive Officer Chief Financial Officer Chief Medical Officer VP, Regulatory Affairs & Counsel VP, Biometrics David Bettoun, PhD Keith E. Lynch, Jr. John Berman, CPA Noreen Scherer Francis Michael Conway VP, Discovery & Non-clinical R&D VP, Manufacturing and Supply Chain VP, Finance & Operations VP, Clinical Operations VP, Controller 23

Strong Relationship with FARA Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) • National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items • Assistance with patient recruitment and education • Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients • Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” 24

Scientific Advisory Board Giovanni Manfredi, Marni J. Falk, Jill Ostrem, Russell Clayton, Mark Payne, MD DO (Chairman) MD, PhD MD MD Finbar and Marianne Kenny Co-founder of Chondrial Executive Director of the Medical director and division Former Chief Medical Officer Professor in Clinical and Therapeutics, which Mitochondrial Medicine Frontier chief of the University of at Alcresta Therapeutics, a Research Neurology at Weill became Larimar Program at The Children’s California San Francisco (UCSF) medical device company Cornell Medicine. Therapeutics, Inc. Hospital of Philadelphia (CHOP) Movement Disorders and Neuromodulation Center. Former Senior Vice Professor of Neuroscience at Professor of Pediatrics Professor in the Division of President of Research and Weill Cornell Medicine. at Indiana University School Human Genetics, Department of Carlin and Ellen Wiegner Development at Discovery of Medicine Pediatrics at University of Endowed Professor of Neurology Labs, a pharmaceutical and Pennsylvania Perelman School medical device company of Medicine 25

CTI-1601: Positive Mouse Model Data Support Development Proof-of-Concept Demonstrated In Mouse Models of FA Cardiac Knock Out Mouse Model Studies Neurologic Knock Out Mouse Model Study (MCK-Cre FXN KO Mouse) (Pvalb-CRE FXN KO Mouse) Extended survival Prevented development of ataxic gait Demonstrated ability to deliver hFXN to mitochondria Showed that treated mice survive longer than untreated mice Increased in a dose dependent manner, succinate Demonstrated CNS penetration, as hFXN was present in brain, dehydrogenase (SDH) activity. SDH is an FXN dependent dorsal root ganglia & spinal cord enzyme, whose activity is indicative of mitochondrial function Prevented left ventricle dilation and maintained function 26

CTI-1601 Extends Survival in FXN-deficient KO Mice Initial Proof-of-Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA Median Survival of MCK-Cre FXN-KO Mice • 166 days (CTI-1601) vs. 98 days (Vehicle) • CTI-1601 was administered 10 mg/kg SC every other day P=0.0001 Survival beyond vehicle mean (107.5 days) • 87.5% (CTI-1601) vs. 33% (Vehicle) • Demonstrates that CTI-1601 is capable of delivering Days sufficient amounts of FXN to mitochondria CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA 27 Percent Survival

CTI-1601 Pvalb-Cre FXN-KO mouse Prevents The Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week Development of hFXN replacement with CTI-1601 prevents the development of ataxic gait Ataxic Gait in CTI-1601-treated mice survive longer than untreated mice KO mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Neurologic KO Mouse Model 28

CTI-1601 Delivers hFXN to Mitochondria in KO Mice

- hFXN concentration within mitochondria increases in a dose-dependent manner
- Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice
- Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals
- Demonstrated normalization of gene expression in cardiac tissue

Normalized Mitochondrial FXN (Heart)


Normalized hFXN (pg/mg protein)
200
150
100
50
0
Females
Males
KO Vehicle
KO 2MPK
KO 10MPK
KO 30MPK
KO 60MPK
KO 100MPK
Wild Type Vehicle

MPK = mg/kg

Normalized SDH Activity (Muscle)


SDH Activity
mU/mg protein
80
60
40
20
0
***
***
***
***
**
KO Vehicle
KO 2MPK
KO 10MPK
KO 30MPK
KO 60MPK
KO 100MPK
Wild Type Vehicle

MPK = mg/kg

Larimar Therapeutics

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CTI-1601 Prevents Left Ventricle Dilation in KO Mice • Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) • CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole) Age in Weeks Age in Weeks KO: CTI-1601 KO: Vehicle Wild-type: Vehicle 30 Diameter (mm) Volume (μL)

CTI-1601 Preserves Left Ventricle Function in KO Mice • Left ventricular (LV) function drops significantly in vehicle treated mice by week 8 • CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Left Ventricle Ejection Function Left Ventricle Fractional Shortening Age in Weeks Age in Weeks KO: CTI-1601 KO: Vehicle Wild-type: Vehicle 31 Percent Change Percent Change